Financial Income and Expenses	12 Months Ended
Dec. 31, 2018
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Financial Income and Expenses

NOTE 27: FINANCIAL INCOME AND EXPENSES

In 2017, a significant loss on exchange differences had been incurred due to the depreciation of the USD against EUR. Such a loss did not occur in 2018, explaining the improvement in our net financial result.

(€’000)	For the year ended 31 December,
	2018	2017	2016
Interest finance leases	18	18	19
Interest on overdrafts and other finance costs	29	36	37
Interest on RCA’s	15	90	53
Foreign Exchange differences	—	4,309	98

Finance expenses	62	4,453	207

Interest income bank account	308	927	1,413
Foreign Exchange differences	387	—	791
Deferred income Mesoblast	109	6	—

Finance income	804	933	2,204

Net Financial result	743	(3,520)	1,997